EXHIBIT 10.1

 CATHETER PRECISION, INC.

October __, 2024

Holder of Common Stock Purchase Warrants

Re:       Inducement Offer to Exercise Common Stock Purchase Warrants

Dear Holder:

Catheter Precision, Inc. (the “Company”) is pleased to offer to you the opportunity to exercise all of the Series E Common Stock Purchase Warrants (the “Series E Warrants”), Series F Common Stock Purchase Warrants (the “Series F Warrants”), Series G Common Stock Purchase Warrants (the “Series G Warrants”), Series H Common Stock Purchase Warrants (CUSIP 74933X 187) (the “Series H Warrants”)  and/or the Series I Common Stock Purchase Warrants (CUSIP 74933X 195) (the “Series I Warrants” and, together with the Series E Warrants, Series F Warrants, Series G Warrants and the Series H Warrants, the “Existing Warrants”)) of the Company set forth on the signature page hereto currently held by you (the “Holder”) at an Exercise Price (as defined in the Existing Warrants) of $0.70, which shall be the new exercise price of the Existing Warrants as of the date hereof.  The resale of the shares underlying the Series E Warrants (“Existing Series E Warrant Shares”) have been registered pursuant to a registration statement on Form S-1 (File No. 333-269491) (the “Series E Registration Statement”) and the Series E Warrants were issued pursuant to that certain Warrant Inducement Offer Letter, dated as of January 9, 2023 (the “Inducement Agreement”).  The resale of the shares underlying the Series F Warrants and Series G Warrants (“Existing Series F and G Warrant Shares”) have been registered pursuant to a registration statement on Form S-1 (File No. 333-270919) (the “2023 Registration Statement”) and the Series F Warrants and the Series G Warrants were issued pursuant to that certain Securities Purchase Agreement, dated as of January 9, 2023 (the “Purchase Agreement”).  The Series H Warrants, the Series I Warrants and the shares underlying the Series H Warrants and the Series I Warrants (the “Existing 2024 Warrant Shares” and collectively with the Existing Series F Warrant Shares, the “Existing Warrant Shares”) have been registered pursuant to registration statements on Form S-1 ((File Nos. 333-279930 and 333-281849)) (the “2024 Registration Statements”, and collectively with the Series E Registration Statement and the 2023 Registration Statement, the “Registration Statements”) and were issued pursuant to that certain Underwriting Agreement, dated as of August 30, 2024 (the “Underwriting Agreement”).  The Registration Statements are currently effective and, upon exercise of the Existing Warrants pursuant to this letter agreement (this “Agreement”), will be effective for the issuance of the Existing Series E Warrant Shares, the Existing Series F and G Warrant Shares and the resale of the Existing Series E Warrant Shares and the Existing Series F and G Warrant Shares. The Existing Series E Warrant Shares and the Existing Series F and G Warrant Shares will be issued pursuant to Section 4(a)(2) of the Securities Act.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the applicable Existing Warrant.

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In consideration for exercising, in full, all of the Existing Warrants held by you and as set forth on the signature page hereto pursuant to the terms of this Agreement (the “Warrant Exercise”) and subject to you being an “accredited investor” as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”), the Company hereby offers to issue you or your designees pursuant to Section 4(a)(2) of the Securities Act a new Series K Common Stock Purchase Warrant (each, a “New Warrant” and collectively, the “New Warrants”) to purchase up to a number of shares of Common Stock equal to 200% of the number of Existing Warrant Shares issued pursuant to each Warrant Exercise (the “New Warrant Shares”), which New Warrant shall be substantially in the form as set forth in Annex A hereto. The New Warrants will (i) not be exercisable until that date upon which any stockholder approvals of such exercise in accordance with the rules of the NYSE American (the “Stockholder Approval”) have been obtained at a meeting of Company stockholders and such approvals become effective (the “Stockholder Approval Date”), (ii) have a term of exercise of five and one-half (5.5) years thereafter and (iii) have an exercise price equal to $0.70 (the “Reduced Exercise Price”), subject to adjustment as provided in the New Warrants.

Expressly subject to the paragraph immediately following this paragraph below, Holder may accept this offer and become obligated to effect each Warrant Exercise by signing this Agreement below on or before 9 a.m. ET on October __, 2024 (the “Termination Date”). You may accept this offer and reflect your agreement with the terms of this Agreement, including your acceptance of the New Warrants, by signing below. Such acceptance and this Agreement will become effective only upon the acceptance by the Company prior to the Termination Date.  Subject to this letter agreement becoming effective as provided above, your acceptance shall constitute your notice and authorization to consummate the Warrant Exercise in the amount and for the aggregate exercise price as set forth on your signature page hereto on or before 9:00 a.m. (New York City time) on October __, 2024.

Holder agrees to furnish to the Company a completed questionnaire in the form attached as Annex D hereto within seven (7) days following the date hereof (a “Selling Stockholder Questionnaire”). Holder further agrees that it shall not be entitled to be named as a selling stockholder in the registration statement described in Section (i) of Annex D or use the prospectus contained in such registration statement for offers and resales of New Warrant Shares at any time, unless Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire in the time frame described in the previous sentence.  Delivery of this signed Agreement shall constitute the Holder’s agreement to concurrently deliver to the Company and the Warrant Agent a properly completed and duly executed Exercise Notice and payment of the Exercise Price, which may be made, at the option of the Holder, by wire transfer or by certified or official bank check in United States dollars, to the Company.

Additionally, the Company agrees to the representations, warranties and covenants set forth on Annex B attached hereto.  Holder represents and warrants that it is an “accredited investor” as defined in Rule 501 of the Securities Act, and agrees that the New Warrants will contain restrictive legends when issued, and neither the New Warrants nor the shares of Common Stock issuable upon exercise of the New Warrants will be registered under the Securities Act upon issuance.  Holder also acknowledges and agrees that as a part of this transaction, the Company shall reduce the exercise price of the Existing Warrants for all holders of the Existing Warrants not participating in this transaction to the Reduced Exercise Price for the remaining term of the Existing Warrants.

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The Company shall not issue any shares of Common Stock upon exercise of the New Warrants unless and until Stockholder Approval has been obtained.

The original warrant certificates for the New Warrants will be delivered within one (1) Business Days following payment of the Exercise Price in connection with each Warrant Exercise pursuant to this Agreement, and such New Warrants, together with any underlying shares of common stock issued upon exercise of the New Warrants, will, unless and until registered for resale, contain customary restrictive legends and other language typical for an unregistered warrant and unregistered shares. Notwithstanding anything herein to the contrary, in the event the Warrant Exercise would otherwise cause the Holder to exceed the beneficial ownership limitations (“Beneficial Ownership Limitation”) set forth in Section 2(e) of each of the Existing Warrants, the Company shall only issue such number of Existing Warrant Shares to the Holder that would not cause the Holder to exceed the maximum number of Existing Warrant Shares permitted thereunder with the balance to be held in abeyance until notice from the Holder that the balance (or portion thereof) may be issued in compliance with such limitations, which abeyance shall be evidenced through the Existing Warrants which shall be deemed prepaid thereafter, and exercised pursuant to an Exercise Notice with respect to the applicable Existing Warrant (provided no additional exercise price shall be payable).

The Holder understands that the New Warrants and the shares of Common Stock underlying New Warrants are not, and may never be, registered for resale under the Securities Act, or the securities laws of any state and, accordingly, each certificate, if any, representing such securities shall bear a legend substantially similar to the following:

“NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, THEY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

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Certificates or book-entry statements evidencing shares of Common Stock underlying the New Warrants shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such Common Stock is effective under the Securities Act, (ii) following any sale of such Common Stock pursuant to Rule 144 under the Securities Act, (iii) if such Common Stock is eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Common Stock and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission (the “Commission”), and the earliest of clauses (i) through (iv), the “Delegend Date”)). Upon receipt of a representation letter or other documentation from the Holder that the Company may reasonably request, the Company shall cause its counsel to issue a legal opinion to the transfer agent promptly after the Delegend Date if required by the Company and/or the transfer agent to effect the removal of the legend hereunder, which opinion shall be in form and substance reasonably acceptable to the Holder. If such Common Stock may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Common Stock shall be issued free of all legends. The Company agrees that following the Delegend Date or at such time as such legend is no longer required, it will, no later than one (1) Trading Day following the delivery by the Holder to the Company and the transfer agent of the representation letter and other documentation referenced above and a certificate representing, or book-entry statement evidencing, the Common Stock underlying the New Warrants issued with a restrictive legend and a representation letter from the Holder that the Company may reasonably request  (such Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Holder a certificate representing, or book-entry statement evidencing, such shares that is free from all restrictive and other legends or, at the request of the Holder shall credit the account of the Holder’s prime broker with the Depository Trust Company System as directed by the Holder.

In addition to the Holder’s other available remedies, the Company shall pay to a Holder, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of New Warrant Shares (based on the VWAP of the Common Stock on the date such New Warrant Shares are submitted to the Transfer Agent) delivered for removal of the restrictive legend, $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate or book-entry statement is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to the Holder by the Legend Removal Date a certificate representing, or book-entry statement evidencing, the New Warrant Shares so delivered to the Company by the Holder that is free from all restrictive and other legends and (b) if after the Legend Removal Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that the Holder anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of New Warrant Shares that the Company was required to deliver to the Holder by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Holder to the Company of the applicable New Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

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            If this offer is accepted and the transaction documents are executed on or before the Termination Date, then on or before 9:30 a.m. ET on the following Trading Day (the “Disclosure Time”), the Company shall (i) issue a press release disclosing the material terms of the transactions contemplated hereby, and (ii) file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) disclosing all material terms of the transactions contemplated herein, including forms of this Agreement and the New Warrant as exhibits thereto (the “8-K Filing”).  From and after the Disclosure Time, the Company represents to you that it shall have publicly disclosed all material, non-public information delivered to you by the Company, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereunder.  In addition, effective upon the Disclosure Time, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and you and your Affiliates on the other hand, shall terminate and none of the Company’s directors, officers, employees or agents will provide the Holder with any material, nonpublic information that is not disclosed in the press release and 8-K Filing.

The Company represents, warrants and covenants that, upon acceptance of this offer and delivery of a counter-signed copy of this Agreement on or prior to the Termination Date, the shares underlying the Existing Warrants shall be issued free of any legends or restrictions on resale by Holder and all of the Existing Warrant Shares shall be delivered electronically through the Depository Trust Company within one Business Day of the date the Company receives the applicable Exercise Price delivered in accordance with the terms of the Existing Warrants, subject to the Beneficial Ownership Limitation (or “delivery versus payment” if coordinated through Ladenburg Thalmann & Co. Inc.).  The terms of the Existing Warrants, including but not limited to the obligations to deliver the Existing Warrant Shares, shall otherwise remain in effect (including but not limited to any liquidated damages and compensation in the event of late delivery of the Existing Warrant Shares).

The Company covenants that it shall use commercially reasonable efforts to hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) at the earliest practical date after the date hereof, and in any event on or before the 90th calendar day following October __, 2024, with the recommendation of the Company’s Board of Directors that a proposal allowing for the exercise of all of the New Warrants be approved pursuant to the rules and regulations of the NYSE American, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal.

If the Company does not obtain stockholder approval (“Stockholder Approval”) at the first meeting, the Company shall use commercially reasonable efforts to call a meeting every 90 days thereafter to seek Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the New Warrants are no longer outstanding.

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The Company agrees that within thirty calendar days of closing, the Company shall file a registration statement on Form S-3 (or other appropriate form if the Company is not then eligible to register securities on Form S-3) (the “Resale Registration Statement”) providing for the resale by the Holders of the New Warrant Shares issued and issuable upon exercise of the New Warrants.  The Company shall use commercially reasonable efforts to cause such registration to become effective within sixty (60) days (or ninety (90) days if the Commission notifies the Company that it will “review” the Resale Registration Statement) following the initial filing of such registration statement and to keep such registration statement effective at all times until the earlier of (i) the time that no Holder owns any New Warrants or New Warrant Shares issuable upon exercise thereof or (ii) the Delegend Date.

The Company acknowledges and agrees that the obligations of the Holders under this Agreement are several and not joint with the obligations of any other Holder or any other holders of any other Series E Warrants, Series F Warrants, Series G Warrants, Series H Warrants and/or Series I Warrants (each, an “Other Holder”) under any other agreement related to the exercise of such Series E Warrants, Series F Warrants, Series G Warrants, Series H Warrants and/or Series I Warrants (“Other Warrant Exercise Agreements”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder or under any such Other Warrant Exercise Agreement.  Nothing contained in this Agreement, and no action taken by the Holders pursuant hereto, shall be deemed to constitute the Holder and the Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Warrant Exercise Agreement.  The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors.  The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

Within one Business Day from the Holder’s execution of this Agreement, the Holder shall make available for “Delivery Versus Payment” to the Company immediately available funds equal to the sum of (a) the number of Existing Warrants being exercised multiplied by $0.70 (collectively, the “Exercise Amount”), and the Company shall deliver the Existing Warrant Shares via “Delivery Versus Payment” to the Holder and shall deliver the New Warrant certificates registered in the name of the Holder.

Each party hereto shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this letter agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the exercised Existing Warrant Shares.

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No provision of this letter agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, or, in the case of a modification, supplement, or amendment, by each of the parties hereto. No waiver of any default with respect to any provision, condition or requirement of this letter agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

This Agreement shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

***************

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To accept this offer, Holder must counter execute this letter agreement and return the fully executed letter agreement to the Company at e-mail: mthomassen@catheterprecision.com, attention: Margrit Thomassen, on or before ____ a.m. (New York City time) on October __, 2024.

Please do not hesitate to call me if you have any questions.

Sincerely yours, CATHETER PRECISION, INC. By: _______________________ Name: Title:

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Accepted and Agreed to:

Name of Holder: ________________________________________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Total Series E Warrant Shares: _________________

Total Series F Warrant Shares: _________________

Total Series G Warrant Shares: _________________

Total Series H Warrant Shares: _________________

Total Series I Warrant Shares: _________________

Aggregate Exercise Price: _____________

New Warrants: (200% of total Existing Warrants being exercised): ___________

DWAC Instructions:

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Annex A – Form of Series K Warrant

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Annex B

Representations, Warranties and Covenants of the Company.  The Company hereby makes the following representations and warranties to the Holder:

(a) Registration Statements. The Existing Warrant Shares are registered for issuance on the Registration Statements and the Company knows of no reason why such Registration Statements shall not remain effective for the foreseeable future. The Company shall use commercially reasonable efforts to keep the Registration Statements effective and available for use by the Holder until all Existing Warrant Shares underlying the Existing Warrants are sold by the Holder.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, as amended, bylaws, or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any liens, claims, security interests, other encumbrances or defects upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company, taken as a whole, or in its ability to perform its obligations under this letter agreement.

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(d) NYSE American Corporate Governance. The transactions contemplated under this letter agreement comply with all rules of the NYSE American.

(e) Issuance of the New Warrants. The issuance of the New Warrants is duly authorized and, and when executed and delivered by the Company, shall constitute a valid, legal and binding obligation of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and the New Warrant Shares, when issued in accordance with the terms of the New Warrant, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the New Warrant Shares in full.

(f) Listing of Common Stock. The Company shall apply to list or quote all of the New Warrant Shares on the NYSE American and promptly secure the listing of all of the New Warrant Shares on the NYSE American.

(g) Subsequent Equity Sales. From the date hereof until thirty (30) days after the date hereof, neither the Company nor any subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, in each case other than the registration statement registering the resale of the New Warrant Shares. Notwithstanding the foregoing, this Section (g) shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction (defined below) shall be an Exempt Issuance. “Exempt Issuance” means the issuance of (a) shares of Common Stock or equity awards to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the board of directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) shares of Common Stock upon the exercise or exchange of or conversion of any Existing Warrants and/or New Warrants issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities or to extend the term of such securities except as contemplated by this Agreement, and (c) unregistered shares of equity securities in connection with a strategic acquisition,. Notwithstanding the foregoing, the prohibition set forth in this Section (g) above shall terminate (i) in the event that the closing bid price of the Common Stock shall be equal to or greater than $1.50 (subject to adjustment for forward and reverse stock splits and the like) on any Trading Day following the date the Resale Registration Statement is declared and remains effective by the Commission.

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(h) Variable Rate Transactions. From the date hereof until ninety (90) days following the date hereof, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of common stock or common stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of common stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of common stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering”, whereby the Company may issue securities at a future determined price regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled; provided, however, that, after November 30, 2024, the entry into and/or issuance of shares of common stock in an “at the market” offering with Ladenburg Thalmann & Co. Inc. as sales agent shall not be deemed a Variable Rate Transaction. Any Holder shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

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Annex D

Form of Selling Stockholder Questionnaire

Catheter Precision, Inc.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of securities of Catheter Precision, Inc., a Delaware corporation (the “Company”), understands that the Company intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 or Form S-3 (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of shares of the Company’s common stock issuable upon exercise of a warrant (the “Registrable Securities”) issued pursuant to the Inducement Offer Letter, dated October __, 2024, between the Company and the undersigned (the “Inducement Offer Letter”). The undersigned understands that, pursuant to the Inducement Offer Letter, the undersigned will be named as a selling stockholder (the “Selling Stockholder”) in the prospectus that forms a part of the Registration Statement, and the Company will use the information that the undersigned provides in this questionnaire to ensure the accuracy of the Registration Statement and the prospectus.

Please note that if the entity completing this questionnaire is not a natural person, in addition to disclosing any material relationships between the Company and that entity, you should also provide relevant information about any persons (whether they are entities or natural persons) who exercise discretionary control over the entity completing this questionnaire, and who have had a material relationship with the Company or any of its predecessors or affiliates within the past three years.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner of the Company’s securities acknowledges that by completing, dating, executing and returning this questionnaire to the Company, the undersigned is giving written notice to the Company of its desire to have the securities disclosed in response to Question 4(b) of this questionnaire included in the Registration Statement.

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The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

Please answer every question.  If the answer to any question is “none” or “not applicable,” please so state.

1.	Name.

(a)	Full Legal Name of Selling Stockholder
___________________________________________________________

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:
___________________________________________________________

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):
___________________________________________________________

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2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Email:

3.  Broker-Dealer Status:

(a)	Are you a broker-dealer? Yes ☐ No ☐

Note:	In general, the Company will be required to identify any registered broker-dealer or an affiliate as an underwriter in the prospectus.

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company? Yes ☐ No ☐

(c)	Are you an affiliate of a broker-dealer? If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (d). Yes ☐ No ☐

___________________________________

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(d)

If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities? Yes   ☐ No   ☐

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

This question covers beneficial ownership of the Company’s securities. Please consult Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership.” State (a) the number of shares of the Company’s common stock (including any shares issuable upon exercise of warrants or other convertible securities) that the selling securityholder beneficially owned as of the date this Questionnaire is signed and (b) the number of such shares of the Company’s common stock (including any shares issuable upon exercise of warrants or other convertible securities) that the selling securityholder wishes to have registered for resale in the Registration Statement:

(a)Number of shares of common stock and other equity securities owned (including any shares issuable upon exercise of warrants or other convertible securities):

(b)  Number of shares of common stock and other equity securities owned (including any shares issuable upon exercise of warrants or other convertible securities) to be registered for resale in the Registration Statement:

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(c)  In addition to the securities identified in paragraphs (a) and (b) of this question, please identify any additional equity securities of the Company as to which there is any arrangement under which you have the right to receive any economic benefits of those securities.

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned agrees that, upon receipt of a notice from the Company of the occurrence of an event that would cause the utilization of the Registration Statement by the undersigned to violate U.S. or state securities laws, such Holder will forthwith discontinue disposition of Company securities under the Registration Statement until it is advised in writing by the Company that the use of the applicable prospectus (as it may have been supplemented or amended) may be resumed.  The Company will use its best efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:  ______________________________

Beneficial Owner:

__________________________________________________

By:________________________________________________

Name:_____________________________________________

Title:_______________________________________________

 PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO: Margrit Thomassen, Email: mthomassen@catheterprecision.com; with a copy to Joe Alley, Email: joe.alley@agg.com.

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APPENDIX A

DEFINITION OF “BENEFICIAL OWNERSHIP”

1. A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b) Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2. Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3. Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

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